Exhibit 10.7

Employee/Consultant

SPRINKLR, INC.

RSU AWARD GRANT NOTICE

(2021 EQUITY INCENTIVE PLAN)

Sprinklr, Inc. (the “Company”), pursuant to its 2021 Equity Incentive Plan (the “Plan”) has awarded to you (the “Participant”) the number of restricted stock units specified and on the terms set forth below (the “RSU Award”). Your RSU Award is subject to all of the terms and conditions as set forth herein and in the Plan and the Award Agreement (the “Agreement”), both of which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Agreement shall have the meanings set forth in the Plan or the Agreement.

Participant:
Date of Grant:
Vesting Commencement Date:
Number of Restricted Stock Units:

Vesting Schedule:	[ ]. Notwithstanding the foregoing, vesting shall terminate upon Participant’s termination of Continuous Service.

Issuance Schedule:	One share of Common Stock will be issued for each restricted stock unit which vests at the time set forth in Section 5 of the Agreement.

Participant Acknowledgements: By your signature below or by electronic acceptance or authentication in a form authorized by the Company, you understand and agree that:

•

The RSU Award is governed by this RSU Award Grant Notice (the “Grant Notice”), and the provisions of the Plan and the Agreement, all of which are made a part of this document. Unless otherwise provided in the Plan, this Grant Notice and the Agreement (together, the “RSU Award Agreement”) may not be modified, amended or revised except in a writing signed by you and a duly authorized officer of the Company.

•

You have read and are familiar with the provisions of the Plan, the RSU Award Agreement and the Prospectus. In the event of any conflict between the provisions in the RSU Award Agreement, or the Prospectus and the terms of the Plan, the terms of the Plan shall control.

•

The RSU Award Agreement sets forth the entire understanding between you and the Company regarding the acquisition of Common Stock and supersedes all prior oral and written agreements, promises and/or representations on that subject with the exception of (i) other equity awards previously granted to you, and (ii) any written employment agreement, offer letter, severance agreement, written severance plan or policy, or other written agreement between the Company and you in each case that specifies the terms that should govern this RSU Award.

SPRINKLR, INC.		PARTICIPANT:

BY:		By:
	Signature		Signature

Title:		Date:

Date:

ATTACHMENTS: RSU Award Agreement, 2021 Equity Incentive Plan

1

Employee/Consultant

ATTACHMENT I

AWARD AGREEMENT

1.

Employee/Consultant

SPRINKLR, INC.

2021 EQUITY INCENTIVE PLAN

AWARD AGREEMENT (RSU AWARD)

As reflected by your Restricted Stock Unit Grant Notice (“Grant Notice”), Sprinklr, Inc. (the “Company”) has granted you a RSU Award under its 2021 Equity Incentive Plan (the “Plan”) for the number of restricted stock units as indicated in your Grant Notice (the “RSU Award”). The terms of your RSU Award as specified in this Award Agreement for your RSU Award (the “Agreement”) and the Grant Notice constitute your “RSU Award Agreement”. Defined terms not explicitly defined in this Agreement but defined in the Grant Notice or the Plan shall have the same definitions as in the Grant Notice or Plan, as applicable.

The general terms applicable to your RSU Award are as follows:

1.    GOVERNING PLAN DOCUMENT. Your RSU Award is subject to all the provisions of the Plan, including but not limited to the provisions in:

(a)    Section 6 of the Plan regarding the impact of a Capitalization Adjustment, dissolution, liquidation, or Corporate Transaction on your RSU Award;

(b)    Section 9(e) of the Plan regarding the Company’s retained rights to terminate your Continuous Service notwithstanding the grant of the RSU Award; and

(c)    Section 8 of the Plan regarding the tax consequences of your RSU Award.

Your RSU Award is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the RSU Award Agreement and the provisions of the Plan, the provisions of the Plan shall control.

2.    GRANT OF THE RSU AWARD. This RSU Award represents your right to be issued on a future date the number of shares of the Company’s Common Stock that is equal to the number of restricted stock units indicated in the Grant Notice as modified to reflect any Capitalization Adjustment and subject to your satisfaction of the vesting conditions set forth therein (the “Restricted Stock Units”). Any additional Restricted Stock Units that become subject to the RSU Award pursuant to Capitalization Adjustments as set forth in the Plan and the provisions of Section 3 below, if any, shall be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other Restricted Stock Units covered by your RSU Award.

3.    DIVIDENDS. You shall receive no benefit or adjustment to your RSU Award with respect to any cash dividend, stock dividend or other distribution that does not result from a Capitalization Adjustment as provided in the Plan; provided, however, that this sentence shall not apply with respect to any shares of Common Stock that are delivered to you in connection with your RSU Award after such shares have been delivered to you.

2.

Employee/Consultant

4.    WITHHOLDING OBLIGATIONS. As further provided in Section 8 of the Plan, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations, if any, which arise in connection with your RSU Award (the “Withholding Obligation”) in accordance with the withholding procedures established by the Company. Unless the Withholding Obligation is satisfied, the Company shall have no obligation to deliver to you any Common Stock in respect of the RSU Award. In the event the Withholding Obligation of the Company arises prior to the delivery to you of Common Stock or it is determined after the delivery of Common Stock to you that the amount of the Withholding Obligation was greater than the amount withheld by the Company, you agree to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount. The manner in which the Withholding Obligation is satisfied shall be determined by the Company in its sole and absolute discretion.

5.    DATE OF ISSUANCE.

(a)    The issuance of shares in respect of the Restricted Stock Units is intended to comply with Treasury Regulations Section 1.409A-1(b)(4) and will be construed and administered in such a manner. Subject to the satisfaction of the Withholding Obligation, if any, in the event one or more Restricted Stock Units vests, the Company shall issue to you one (1) share of Common Stock for each Restricted Stock Unit that vests on the applicable vesting date(s) (subject to any adjustment under Section 3 above, and subject to any different provisions in the Grant Notice). Each issuance date determined by this paragraph is referred to as an “Original Issuance Date.”

(b)    If the Original Issuance Date falls on a date that is not a business day, delivery shall instead occur on the next following business day.

In addition, if:

(i)    the Original Issuance Date does not occur (1) during an “open window period” applicable to you, as determined by the Company in accordance with the Company’s then-effective policy on trading in Company securities, or (2) on a date when you are otherwise permitted to sell shares of Common Stock on an established stock exchange or stock market (including but not limited to under a previously established written trading plan that meets the requirements of Rule 10b5-1 under the Exchange Act and was entered into in compliance with the Company’s policies (a “10b5-1 Arrangement”)), and

(ii)    either (1) a Withholding Obligation does not apply, or (2) the Company decides, prior to the Original Issuance Date, (A) not to satisfy the Withholding Obligation by withholding shares of Common Stock from the shares otherwise due, on the Original Issuance Date, to you under this Award, and (B) not to permit you to enter into a “same day sale” commitment with a broker-dealer (including but not limited to a commitment under a 10b5-1 Arrangement) and (C) not to permit you to pay your Withholding Obligation in cash,

3.

Employee/Consultant

(iii)    then the shares that would otherwise be issued to you on the Original Issuance Date will not be delivered on such Original Issuance Date and will instead be delivered on the first business day when you are not prohibited from selling shares of the Company’s Common Stock in the open public market, but in no event later than December 31 of the calendar year in which the Original Issuance Date occurs (that is, the last day of your taxable year in which the Original Issuance Date occurs), or, if and only if permitted in a manner that complies with Treasury Regulations Section 1.409A-1(b)(4), no later than the date that is the 15th day of the third calendar month of the applicable year following the year in which the shares of Common Stock under this Award are no longer subject to a “substantial risk of forfeiture” within the meaning of Treasury Regulations Section 1.409A-1(d).

(c)    In addition and notwithstanding the foregoing, no shares of Common Stock issuable to you under this Section 5 as a result of the vesting of one or more Restricted Stock Units will be delivered to you until any filings that may be required pursuant to the Hart-Scott-Rodino (“HSR”) Act in connection with the issuance of such shares have been filed and any required waiting period under the HSR Act has expired or been terminated (any such filings and/or waiting period required pursuant to HSR, the “HSR Requirements”). If the HSR Requirements apply to the issuance of any shares of Common Stock issuable to you under this Section 5 upon vesting of one or more Restricted Stock Units, such shares of Common Stock will not be issued on the Original Issuance Date and will instead be issued on the first business day on or following the date when all such HSR Requirements are satisfied and when you are permitted to sell shares of Common Stock on an established stock exchange or stock market, as determined by the Company in accordance with the Company’s then-effective policy on trading in Company securities. Notwithstanding the foregoing, the issuance date for any shares of Common Stock delayed under this Section 5(c) shall in no event be later than December 31 of the calendar year in which the Original Issuance Date occurs (that is, the last day of your taxable year in which the Original Issuance Date occurs), unless a later issuance date is permitted without incurring adverse tax consequences under Section 409A of the Code or other Applicable Law.

(d)    To the extent the RSU Award is a Non-Exempt RSU Award, the provisions of Section 11 of the Plan shall apply.

6.    TRANSFERABILITY. Except as otherwise provided in the Plan, your RSU Award is not transferable, except by will or by the applicable laws of descent and distribution.

7.    CORPORATE TRANSACTION. Your RSU Award is subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on your behalf with respect to any escrow, indemnities and any contingent consideration.

8.    NO LIABILITY FOR TAXES. As a condition to accepting the RSU Award, you hereby (a) agree to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from the RSU Award or other Company compensation and (b) acknowledge that you were advised to consult with your own personal tax, financial and other legal advisors regarding the tax consequences of the RSU Award and have either done so or knowingly and voluntarily declined to do so.

4.

Employee/Consultant

9.    SEVERABILITY. If any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

10.    OTHER DOCUMENTS. You hereby acknowledge receipt of or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Prospectus. In addition, you acknowledge receipt of the Company’s Trading Policy.

11.    QUESTIONS. If you have questions regarding these or any other terms and conditions applicable to your RSU Award, including a summary of the applicable federal income tax consequences please see the Prospectus.

5.

Employee/Consultant

ATTACHMENT II

2021 EQUITY INCENTIVE PLAN

6.

Non-Employee Director

SPRINKLR, INC.

RSU AWARD GRANT NOTICE

(2021 EQUITY INCENTIVE PLAN)

Sprinklr, Inc. (the “Company”), pursuant to its 2021 Equity Incentive Plan (the “Plan”) has awarded to you (the “Participant”) the number of restricted stock units specified and on the terms set forth below (the “RSU Award”). Your RSU Award is subject to all of the terms and conditions as set forth herein and in the Plan and the Award Agreement (the “Agreement”), both of which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Agreement shall have the meanings set forth in the Plan or the Agreement.

Participant:
Date of Grant:
Vesting Commencement Date:
Number of Restricted Stock Units (“RSUs”):

Vesting Schedule:

[Initial Grant:] The RSUs will vest in full on the one-year anniversary of the Date of Grant, subject to Participant’s Continuous Service through such date.

[Annual Grant:] The RSUs will vest in full on the earlier of the (x) one-year anniversary of the Date of Grant or (y) day prior to the date of the Company’s next annual stockholder meeting following the Date of Grant, subject to Participant’s Continuous Service through such applicable date.

[Leadership Grant:] The RSUs will vest in full on the earlier of the (x) one-year anniversary of the Date of Grant or (y) day prior to the date of the Company’s next annual stockholder meeting following the Date of Grant, subject to Participant’s Continuous Service as Chair of the Board or of the Audit, Compensation or Nominating and Corporate Governance Committee of the Board, as applicable through such applicable date.

Notwithstanding the foregoing, if a Change in Control occurs and your Continuous Service [as Chair of the Board or of the Audit, Compensation or Nominating and Corporate Governance Committee of the Board, as applicable] has not terminated as of immediately prior to such Change in Control, then the vesting of the RSUs will be accelerated in full immediately prior to such Change in Control.

Issuance Schedule:	One share of Common Stock will be issued for each restricted stock unit which vests at the time set forth in Section 5 of the Agreement.

Participant Acknowledgements: By your signature below or by electronic acceptance or authentication in a form authorized by the Company, you understand and agree that:

•

The RSU Award is governed by this RSU Award Grant Notice (the “Grant Notice”), and the provisions of the Plan and the Agreement, all of which are made a part of this document. Unless otherwise provided in the Plan, this Grant Notice and the Agreement (together, the “RSU Award Agreement”) may not be modified, amended or revised except in a writing signed by you and a duly authorized officer of the Company.

•

You have read and are familiar with the provisions of the Plan, the RSU Award Agreement and the Prospectus. In the event of any conflict between the provisions in the RSU Award Agreement, or the Prospectus and the terms of the Plan, the terms of the Plan shall control.

7.

Non-Employee Director

•

The RSU Award Agreement sets forth the entire understanding between you and the Company regarding the acquisition of Common Stock and supersedes all prior oral and written agreements, promises and/or representations on that subject with the exception of (i) other equity awards previously granted to you, and (ii) any written employment agreement, offer letter, severance agreement, written severance plan or policy, or other written agreement between the Company and you in each case that specifies the terms that should govern this RSU Award.

SPRINKLR, INC.		PARTICIPANT:

By:		By:
	Signature		Signature

Title:		Date:

Date:

ATTACHMENTS: RSU Award Agreement, 2021 Equity Incentive Plan

8.

ATTACHMENT I

AWARD AGREEMENT

1.

Non-Employee Director

SPRINKLR, INC.

2021 EQUITY INCENTIVE PLAN

AWARD AGREEMENT (RSU AWARD)

As reflected by your Restricted Stock Unit Grant Notice (“Grant Notice”), Sprinklr, Inc. (the “Company”) has granted you a RSU Award under its 2021 Equity Incentive Plan (the “Plan”) for the number of restricted stock units as indicated in your Grant Notice (the “RSU Award”). The terms of your RSU Award as specified in this Award Agreement for your RSU Award (the “Agreement”) and the Grant Notice constitute your “RSU Award Agreement”. Defined terms not explicitly defined in this Agreement but defined in the Grant Notice or the Plan shall have the same definitions as in the Grant Notice or Plan, as applicable.

The general terms applicable to your RSU Award are as follows:

1.    GOVERNING PLAN DOCUMENT. Your RSU Award is subject to all the provisions of the Plan, including but not limited to the provisions in:

(a)    Section 6 of the Plan regarding the impact of a Capitalization Adjustment, dissolution, liquidation, or Corporate Transaction on your RSU Award;

(b)    Section 9(e) of the Plan regarding the Company’s retained rights to terminate your Continuous Service notwithstanding the grant of the RSU Award; and

(c)    Section 8 of the Plan regarding the tax consequences of your RSU Award.

Your RSU Award is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the RSU Award Agreement and the provisions of the Plan, the provisions of the Plan shall control.

2.    GRANT OF THE RSU AWARD. This RSU Award represents your right to be issued on a future date the number of shares of the Company’s Common Stock that is equal to the number of restricted stock units indicated in the Grant Notice as modified to reflect any Capitalization Adjustment and subject to your satisfaction of the vesting conditions set forth therein (the “Restricted Stock Units”). Any additional Restricted Stock Units that become subject to the RSU Award pursuant to Capitalization Adjustments as set forth in the Plan and the provisions of Section 3 below, if any, shall be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other Restricted Stock Units covered by your RSU Award.

3.    DIVIDENDS. You shall receive no benefit or adjustment to your RSU Award with respect to any cash dividend, stock dividend or other distribution that does not result from a Capitalization Adjustment as provided in the Plan; provided, however, that this sentence shall not apply with respect to any shares of Common Stock that are delivered to you in connection with your RSU Award after such shares have been delivered to you.

2.

Non-Employee Director

4.    WITHHOLDING OBLIGATIONS. As further provided in Section 8 of the Plan, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations, if any, which arise in connection with your RSU Award (the “Withholding Obligation”) in accordance with the withholding procedures established by the Company. Unless the Withholding Obligation is satisfied, the Company shall have no obligation to deliver to you any Common Stock in respect of the RSU Award. In the event the Withholding Obligation of the Company arises prior to the delivery to you of Common Stock or it is determined after the delivery of Common Stock to you that the amount of the Withholding Obligation was greater than the amount withheld by the Company, you agree to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount. The manner in which the Withholding Obligation is satisfied shall be determined by the Company in its sole and absolute discretion.

5.    DATE OF ISSUANCE.

(a)    The issuance of shares in respect of the Restricted Stock Units is intended to comply with Treasury Regulations Section 1.409A-1(b)(4) and will be construed and administered in such a manner. Subject to the satisfaction of the Withholding Obligation, if any, in the event one or more Restricted Stock Units vests, the Company shall issue to you one (1) share of Common Stock for each Restricted Stock Unit that vests on the applicable vesting date(s) (subject to any adjustment under Section 3 above, and subject to any different provisions in the Grant Notice). Each issuance date determined by this paragraph is referred to as an “Original Issuance Date.”

(b)    If the Original Issuance Date falls on a date that is not a business day, delivery shall instead occur on the next following business day.

In addition, if:

(i)    the Original Issuance Date does not occur (1) during an “open window period” applicable to you, as determined by the Company in accordance with the Company’s then-effective policy on trading in Company securities, or (2) on a date when you are otherwise permitted to sell shares of Common Stock on an established stock exchange or stock market (including but not limited to under a previously established written trading plan that meets the requirements of Rule 10b5-1 under the Exchange Act and was entered into in compliance with the Company’s policies (a “10b5-1 Arrangement”)), and

(ii)    either (1) a Withholding Obligation does not apply, or (2) the Company decides, prior to the Original Issuance Date, (A) not to satisfy the Withholding Obligation by withholding shares of Common Stock from the shares otherwise due, on the Original Issuance Date, to you under this Award, and (B) not to permit you to enter into a “same day sale” commitment with a broker-dealer (including but not limited to a commitment under a 10b5-1 Arrangement) and (C) not to permit you to pay your Withholding Obligation in cash,

3.

Non-Employee Director

(iii)    then the shares that would otherwise be issued to you on the Original Issuance Date will not be delivered on such Original Issuance Date and will instead be delivered on the first business day when you are not prohibited from selling shares of the Company’s Common Stock in the open public market, but in no event later than December 31 of the calendar year in which the Original Issuance Date occurs (that is, the last day of your taxable year in which the Original Issuance Date occurs), or, if and only if permitted in a manner that complies with Treasury Regulations Section 1.409A-1(b)(4), no later than the date that is the 15th day of the third calendar month of the applicable year following the year in which the shares of Common Stock under this Award are no longer subject to a “substantial risk of forfeiture” within the meaning of Treasury Regulations Section 1.409A-1(d).

(c)    In addition and notwithstanding the foregoing, no shares of Common Stock issuable to you under this Section 5 as a result of the vesting of one or more Restricted Stock Units will be delivered to you until any filings that may be required pursuant to the Hart-Scott-Rodino (“HSR”) Act in connection with the issuance of such shares have been filed and any required waiting period under the HSR Act has expired or been terminated (any such filings and/or waiting period required pursuant to HSR, the “HSR Requirements”). If the HSR Requirements apply to the issuance of any shares of Common Stock issuable to you under this Section 5 upon vesting of one or more Restricted Stock Units, such shares of Common Stock will not be issued on the Original Issuance Date and will instead be issued on the first business day on or following the date when all such HSR Requirements are satisfied and when you are permitted to sell shares of Common Stock on an established stock exchange or stock market, as determined by the Company in accordance with the Company’s then-effective policy on trading in Company securities. Notwithstanding the foregoing, the issuance date for any shares of Common Stock delayed under this Section 5(c) shall in no event be later than December 31 of the calendar year in which the Original Issuance Date occurs (that is, the last day of your taxable year in which the Original Issuance Date occurs), unless a later issuance date is permitted without incurring adverse tax consequences under Section 409A of the Code or other Applicable Law.

(d)    To the extent the RSU Award is a Non-Exempt RSU Award, the provisions of Section 11 of the Plan shall apply.

6.    TRANSFERABILITY. Except as otherwise provided in the Plan, your RSU Award is not transferable, except by will or by the applicable laws of descent and distribution.

7.    CORPORATE TRANSACTION. Your RSU Award is subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on your behalf with respect to any escrow, indemnities and any contingent consideration.

8.    NO LIABILITY FOR TAXES. As a condition to accepting the RSU Award, you hereby (a) agree to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from the RSU Award or other Company compensation and (b) acknowledge that you were advised to consult with your own personal tax, financial and other legal advisors regarding the tax consequences of the RSU Award and have either done so or knowingly and voluntarily declined to do so.

4.

Non-Employee Director

9.    SEVERABILITY. If any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

10.    OTHER DOCUMENTS. You hereby acknowledge receipt of or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Prospectus. In addition, you acknowledge receipt of the Company’s Trading Policy.

11.    QUESTIONS. If you have questions regarding these or any other terms and conditions applicable to your RSU Award, including a summary of the applicable federal income tax consequences please see the Prospectus.

12.    SECTION 280G.

(a)    If any payment or benefit you would receive from the Company or otherwise in connection with a Change in Control or other similar transaction (a “280G Payment”) would (i) constitute a “parachute payment” within the meaning of Section 280G of the Code, and (ii) but for this sentence, be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then any such 280G Payment (a “Payment”) shall be equal to the Reduced Amount. The “Reduced Amount” shall be either (x) the largest portion of the Payment that would result in no portion of the Payment (after reduction) being subject to the Excise Tax or (y) the largest portion, up to and including the total, of the Payment, whichever amount (i.e., the amount determined by clause (x) or by clause (y)), after taking into account all applicable federal, state and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate), results in your receipt, on an after-tax basis, of the greater economic benefit notwithstanding that all or some portion of the Payment may be subject to the Excise Tax. If a reduction in a Payment is required pursuant to the preceding sentence and the Reduced Amount is determined pursuant to clause (x) of the preceding sentence, the reduction shall occur in the manner (the “Reduction Method”) that results in the greatest economic benefit for you. If more than one method of reduction will result in the same economic benefit, the items so reduced will be reduced pro rata (the “Pro Rata Reduction Method”).

(b)    Notwithstanding the foregoing, if the Reduction Method or the Pro Rata Reduction Method would result in any portion of the Payment being subject to taxes pursuant to Section 409A of the Code that would not otherwise be subject to taxes pursuant to Section 409A of the Code, then the Reduction Method and/or the Pro Rata Reduction Method, as the case may be, shall be modified so as to avoid the imposition of taxes pursuant to Section 409A of the Code as follows: (A) as a first priority, the modification shall preserve to the greatest extent possible, the greatest economic benefit for you as determined on an after-tax basis; (B) as a second priority, Payments that are contingent on future events (e.g., being terminated without cause), shall be reduced (or eliminated) before Payments that are not contingent on future events; and (C) as a third priority, Payments that are “deferred compensation” within the meaning of Section 409A of the Code shall be reduced (or eliminated) before Payments that are not deferred compensation within the meaning of Section 409A of the Code.

5.

Non-Employee Director

(c)    Unless you and the Company agree on an alternative accounting firm, the accounting firm engaged by the Company for general tax compliance purposes as of the day prior to the effective date of the change of control transaction triggering the Payment shall perform the foregoing calculations. If the accounting firm so engaged by the Company is serving as accountant or auditor for the individual, entity or group effecting the change of control transaction, the Company shall appoint a nationally recognized accounting firm to make the determinations required hereunder. The Company shall bear all expenses with respect to the determinations by such accounting firm required to be made hereunder. The Company shall use commercially reasonable efforts to cause the accounting firm engaged to make the determinations hereunder to provide its calculations, together with detailed supporting documentation, to you and the Company within fifteen (15) calendar days after the date on which your right to a 280G Payment becomes reasonably likely to occur (if requested at that time by you or the Company) or such other time as requested by you or the Company.

(d)    If you receive a Payment for which the Reduced Amount was determined pursuant to clause (x) of Section 12(a) and the Internal Revenue Service determines thereafter that some portion of the Payment is subject to the Excise Tax, you shall promptly return to the Company a sufficient amount of the Payment (after reduction pursuant to clause (x) of Section 12(a) so that no portion of the remaining Payment is subject to the Excise Tax. For the avoidance of doubt, if the Reduced Amount was determined pursuant to clause (y) of Section 12(a), you shall have no obligation to return any portion of the Payment pursuant to the preceding sentence.

6.

Non-Employee Director

ATTACHMENT II

2021 EQUITY INCENTIVE PLAN

7.